                                                                    Exhibit 5(c)

(PRUDENTIAL FINANCIAL LOGO)

PRUCO LIFE INSURANCE COMPANY OF                   STRATEGIC PARTNERS(SM) ADVISOR
NEW JERSEY,                                         VARIABLE ANNUITY APPLICATION
a Prudential Financial company        Flexible Payment Variable Deferred Annuity

                     On these pages, I, you, and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance Company of New Jersey, a Prudential company.

1  CONTRACT          Contract number (if any) __________________________
   OWNER
   INFORMATION       [ ] Individual   [ ] Corporation   [ ] UGMA/UTMA   [ ] Other

                     TRUST: [ ] Grantor   [ ] Revocable   [ ] Irrevocable         TRUST DATE   _____   ___   ____
                                                                                               month   day   year

                     Name of owner (first, middle initial, last name)
                     _____________________________________________________________________________________________
                     Street                                                                                  Apt.
                     _____________________________________________________________________________________   _____
                     City                                             State       ZIP code
                     ______________________________________________   _________   ______________ - _______________
                     Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
                     __________________________   ________   ________   ________  _________   _________ - ________

                     A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of
                        [ ] Male        [ ] Resident alien     ___________________________________________________

                     If a corporation or trust is indicated above, please check the following as it applies.

                     [ ] Tax-exempt entity under IRS Code 501  [ ] Trust acting as agent for an individual under
                                                                   IRS Code 72(u)

2  ANNUITANT         This section must be completed only if the annuitant is not the owner or if the owner is a
   INFORMATION       trust or a corporation.
   (if different
   than the          Name of annuitant (first, middle initial, last name)
   owner)            _____________________________________________________________________________________________
                     Street (Leave address blank if same as owner.)                                          Apt.
                     _____________________________________________________________________________________   _____
                     City                                             State       ZIP code
                     ______________________________________________   _________   ______________ - _______________
                     Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
                     __________________________   ________   ________   ________  _________   _________ - ________

                     A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of
                        [ ] Male        [ ] Resident alien     ___________________________________________________

Pruco Corporate Office: Pruco Life Insurance Company of New Jersey, Newark, NJ 07102

ORD 99760 New York                                    ORD99760NY Ed. 3/2006   NY
                                         SP ADVISOR Kit order no: ORD 01020

3  CO-ANNUITANT      Name of co-annuitant (first, middle initial, last name)
   INFORMATION       _____________________________________________________________________________________________
   (if any)
   Do not            Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
   complete if you   __________________________   ________   ________   ________  _________   _________ - ________
   are opening
   an IRA.           A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of
                        [ ] Male        [ ] Resident alien     ___________________________________________________

4  BENEFICIARY       [X] PRIMARY CLASS
   INFORMATION
   (Please add       Name of beneficiary (first, middle initial, last name) If trust, include name of trust and
   additional        trustee's name.
   beneficiaries     _____________________________________________________________________________________________
   in section 15.)
                     TRUST: [ ] Revocable   [ ] Irrevocable    Trust date (mo., day, year)   _____   _____   _____

                     Beneficiary's relationship to owner   ___________________________________________

                     CHECK ONLY ONE: [ ] Primary class   [ ] Secondary class

                     Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.
                     _____________________________________________________________________________________________

                     TRUST: [ ] Revocable   [ ] Irrevocable    Trust date (mo., day, year)   _____   _____   _____

                     Beneficiary's relationship to owner   ___________________________________________

5  ELECTIONS OF      Check one of the following two Death Benefit options.
   BENEFITS
                     [ ] Basic Death Benefit.

                     [ ] Enhanced Death Benefit (Annual Step-Up).

                     Indicate below if you want to elect the Lifetime Five Income Benefit.
                     (Allocation restrictions may apply. See prospectus for details.)

                     [ ] Yes, I would like to elect the Lifetime Five Income Benefit.

6  TYPE OF           PLAN TYPE. Check only one:
   PLAN AND
   SOURCE OF         [ ] Non-qualified   [ ] Traditional IRA
   FUNDS             _____________________________________________________________________________________________
   (minimum of
   $10,000)          SOURCE OF FUNDS. Check all that apply:

                     [ ] Total amount of the check(s) included with this
                         application. (Make checks payable to Prudential.)       $______, ______, ______. _____

                     [ ] IRA Rollover                                            $______, ______, ______. _____

                     If Traditional IRA new contribution(s) for the current and/or previous year, complete the following:
                     $____, ________. ________   Year __________   $____, ________. ________   Year ___________

                     [ ] 1035 Exchange (non-qualified only), estimated amount:   $______, ______, ______. _____

                     [ ] IRA Transfer (qualified), estimated amount:             $______, ______, ______. _____

                     [ ] Direct Rollover (qualified), estimated amount:          $______, ______, ______. _____

ORD 99760 New York                                                    Ed. 3/2006

7  PURCHASE          Please write in the percentage of your payment that you want to allocate to the following options.
   PAYMENT           The total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW, THE
   ALLOCATION(S)     APPLICANT MUST INITIAL THE CHANGES.

                                               OPTION
VARIABLE INVESTMENT OPTIONS                     CODES    %
---------------------------                    ------   ---
Prudential Equity Portfolio                    STOCK
Prudential Global Portfolio                    GLEQ
Prudential Jennison Portfolio                  GROWTH
Prudential Money Market Portfolio              MMKT
Prudential Stock Index Portfolio               STIX
Prudential Value Portfolio                     HIDV
SP AIM Core Equity Portfolio                   AIMCEP
SP T. Rowe Price Large-Cap
Growth Portfolio                               LARCP
SP Davis Value Portfolio                       VALUE
SP LSV International Value Portfolio           DEUEQ
SP Small Cap Growth                            VIFSG
SP William Blair International Growth          JENIN
SP Mid Cap Growth Portfolio                    MFSMC
SP PIMCO High Yield Portfolio                  HIHLD
SP PIMCO Total Return Portfolio                RETRN
SP Prudential U.S. Emerging Growth Portfolio   EMRGW
SP Small-Cap Value                             SMDVL
SP Strategic Partners Focus Growth Portfolio   STRPR
Janus Aspen Series Large Cap
Growth Portfolio                               JANSR
AST Advanced Strategies Portfolio              AS196
AST AllianceBernstein Growth & Income          AS149
AST American Century Income & Growth           AS152
AST American Century Strategic Balanced        AS153
AST Cohen & Steers Realty                      AS155
AST Global Allocation Portfolio                AS157
AST DeAM Large Cap Value Portfolio             AS159
AST DeAM Small Cap Growth Portfolio            AS160
AST DeAM Small Cap Value Portfolio             AS161
AST Federated Aggressive Growth                AS163
AST First Trust Balanced Target Portfolio      AS194
AST First Trust Capital Appreciation
Target Portfolio                               AS195
AST Mid-Cap Value                              AS164
AST Goldman Sachs Concentrated Growth          AS166
AST High Yield Bond                            AS162
AST Goldman Sachs Mid Cap Growth               AS167
AST Large-Cap Value                            AS169
AST JP Morgan International Equity             AS186
AST Lord Abbett Bond Debenture                 AS170
AST Neuberger Berman Mid Cap Growth            AS174
AST Neuberger Berman Mid Cap Value             AS175
AST Marsico Capital Growth                     AS171
AST MFS Growth                                 AS172
AST MFS Global Equity                          AS185
AST PIMCO Limited Maturity Bond                AS177
AST AllianceBernstein Core Value               AS179
AST AllianceBernstein Managed Index 500        AS180
AST Small Cap Value                            AS165
AST T. Rowe Price Asset Allocation             AS182
AST T. Rowe Price Global Bond                  AS187
AST T. Rowe Price Natural Resources            AS181
AST Aggressive Asset Allocation Portfolio      AS189
AST Capital Growth Asset Allocation Portfolio  AS190
AST Balanced Asset Allocation Portfolio        AS191
AST Conservative Asset Allocation Portfolio    AS192
AST Preservation Asset Allocation Portfolio    AS193
Gartmore GVIT Developing Markets               ME204
                                                         ---
TOTAL                                                    100%
                                                         ===

ORD 99760 New York                                                    Ed. 3/2006

8  DOLLAR COST       [ ] DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as
   AVERAGING             indicated below.
   PROGRAM
                         TRANSFER FROM: __________________________________________________________________________

                         Option code: MMKT $_________, _________, _________. _________ OR _________%

                         TRANSFER FREQUENCY: [ ] Annually   [ ] Semiannually   [ ] Quarterly   [ ] Monthly

                         TRANSFER TO: __________________________________________

                         The total of the two columns must equal 100 percent.

                         OPTION CODE   PERCENT   OPTION CODE   PERCENT

                         ___________   _______%  ___________   _______%

                         ___________   _______%  ___________   _______%

                         ___________   _______%  ___________   _______%

                     I understand that the transfer will continue until: (1) I terminate the program; (2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging
                     (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus.

9  AUTO-             [ ] AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio
   REBALANCING           mix automatically adjusted as allocated in section 7 under my variable investment options.

                         Adjust my portfolio: [ ] Annually   [ ] Semiannually   [ ] Quarterly   [ ] Monthly

                         Please specify the start date if different than the contract date:  _____   ___   ____
                                                                                             month   day   year

10 AUTOMATED         [ ] AUTOMATED WITHDRAWAL: I would like to elect automatic withdrawals from my annuity
   WITHDRAWALS           contract.

                         Automated withdrawals can be made monthly, quarterly, semiannually, or annually. The amount of each withdrawal must be at least $100. You must complete the Request for
                         Partial or Automated Withdrawal form (ORD 78276) in order to specify start date, frequency, and amount of withdrawals.

                         NOTE: AUTOMATIC WITHDRAWALS CANNOT BE USED TO CONTINUE THE CONTRACT BEYOND THE MATURITY
                         DATE. ON THE MATURITY DATE THE CONTRACT MUST ANNUITIZE.

ORD 99760 New York                                                    Ed. 3/2006

11 AGGREGATION       [ ] I have purchased another non-qualified annuity from Prudential or an affiliated company
   (non-qualified        this calendar year.
   annuities only)
                     Contract number __________

12 REPLACEMENT       THIS SECTION MUST BE COMPLETED.
   (Please enter
   additional        Will the proposed annuity contract replace any existing insurance policy(ies) or annuity
   comments in       contract(s)?
   section 15.)
                     [ ] Yes   [ ] No

                     If "Yes", provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                     Company name
                     _____________________________________________________________________________________________

                     Policy or contract number   Year of issue (mo., day, year)   Name of plan (if applicable)
                     _________________________   ______________________________   ____________________________

                     THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.

                     Do you have, from any source, facts that any person named as the owner above is replacing or changing any current insurance or annuity in any company?

                     [ ] Yes   [ ] No

13 SIGNATURE(S)      If applying for an IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death
                     Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                     No representative can make or change a contract or waive any of the rights.

                     I believe that this contract meets my needs and financial objectives. Furthermore, I (1)
                     understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2)
                     acknowledge receipt of the current prospectus for this contract and the variable investment options.

                     [ ]  If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

                     [ ]  Check here to request a Statement of Additional Information.

                     MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR
                     THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                     I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner is satisfied with the required minimum distributions from other IRA funds.

                     By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

                                                                     (continued)

ORD 99760 New York                                                    Ed. 3/2006

13 SIGNATURE(S)      OWNER'S TAX CERTIFICATION
   (continued)

                     Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I [ ] HAVE [ ]
                     HAVE NOT (check one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

                     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                 OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                     We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

                     I hereby certify that all the information contained in this application is complete and true to the best of my knowldege.


                     X_______________________________________________________________________   _____   ___   ____
                      Contract owner's signature and date                                       month   day   year


                     X_______________________________________________________________________   _____   ___   ____
                      Annuitant's signature (if applicable) and date                            month   day   year


                     X_______________________________________________________________________   _____   ___   ____
                      Co-annuitant's signature (if applicable) and date                         month   day   year


                     ------------------------------------------------------------------------
                     Signed at (city, state)

ORD 99760 New York                                                    Ed. 3/2006

14 REPRESENTATIVE'S  This application is submitted in the belief that the purchase of this contract is appropriate
   SIGNATURE(S)      for the applicant based on the information provided and as reviewed with the applicant.
                     Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                     The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.


                     __________________________________________________________________   ________________________
                     Representative's name (Please print)                                 Rep's contract/FA number


                     X_________________________________________________________________   _____   ___   ____
                      Representative's signature and date                                 month   day   year


                     __________________________________________________________________   ________________________
                     Second representative's name (Please print)                          Rep's contract/FA number


                     X_________________________________________________________________   _____   ___   ____
                      Second representative's signature and date                          month   day   year

                     __________________________________________________________________   _______ _______-________
                     Branch/field office name and code                                    Representative's
                                                                                          telephone number

15 ADDITIONAL
   REMARKS           _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     STANDARD   PRUDENTIAL ANNUITY SERVICE CENTER   OVERNIGHT   PRUDENTIAL ANNUITY SERVICE CENTER
                     MAIL TO:   PO BOX 7960                         MAIL TO:    2101 WELSH ROAD
                                PHILADELPHIA, PA 19176                          DRESHER, PA 19025

                     If you have any questions, please call the Prudential Annuity Service Center at (888)
                     778-2888, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time.

ORD 99760 New York                                                    Ed. 3/2006